SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )

Check the appropriate box:


( )  Preliminary Proxy Statement           (  )  Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))
(X)  Definitive Proxy Statement
( )  Definitive Additional Materials
( )  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                          ALLIED RESEARCH CORPORATION
                (Name of Registrant as Specified in its Charter)


      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

(X)  No fee required

( )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid:

( )  Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule, or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:

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PROXY                                                                      PROXY



                              J.C. NICHOLS COMPANY


          This Proxy is Solicited on Behalf of the Board of Directors.




     The undersigned hereby appoints William K. Hoskins and Barrett Brady and anyone or more of them, with full power of substitution, as a proxy or proxies to repersent and to vote, as designated below, all the shares of Common Stock of J.C. Nichols Company the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on July 1, 1998, or any adjournment or postponement thereof. This proxy revokes all prior proxies given by the undersigned.

          PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
                      USING THE ENCLOSED PREPAID ENVELOPE.

                (Continued and to be signed on the reverse side)

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                              J.C. NICHOLS COMPANY
                  PLEASE MARK VOTE IN BOX USING DARK INK ONLY.

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The Board of Directors recommends a vote FOR the following proposal:
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1. Approval of the Agreement and Plan of Merger among
   Highwoods Properties, Inc., Jackson Acquisition Corp.
   and J.C. Nichols Company, pursuant to which the Company's shareholders may elect to receive either shares of Highwoods common stock or cash in exchange for shares of Company common stock.

        Number of shares voting FOR: __________

        Number of shares voting AGAINST: __________

        Number of shares ABSTAINING: __________

2. The named proxies may vote in their discretion upon adjournment or postponement of the Special Meeting.
   If you have voted against the first proposal, the named proxies may not vote the shares represented by this proxy in favor of any adjournment or postponement intended to permit further solicitation.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned authorized person. If this proxy is returned and no direction is made, all shares will be voted FOR the Merger Agreement. If this proxy is not returned it will have the effect of voting AGAINST the Merger Agreement.

Clerk, United States District Court for the Western District
of Missouri, for the benefit of the party or parties determined to be rightful owner(s) as determined by the Court
______________________________________________________________
Printed Name of Record Owner


_________________________________________________________, 1998
Authorized Signature                         Date


_________________________________________________________, 1998
Title of Person Signing                      Date


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